UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 20, 2018, Cheniere Energy, Inc. (“Cheniere”), a Delaware corporation, completed its previously announced acquisition of Cheniere Energy Partners LP Holdings, LLC (“CQH”), a Delaware limited liability company, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 18, 2018, by and among Cheniere, CQH, and Columbia Acquisition Sub LLC (“Merger Sub”), a Delaware limited liability company and wholly-owned subsidiary of Cheniere. Pursuant to the Merger Agreement, CQH merged with and into Merger Sub, with Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of Cheniere (the “Merger”).

As a result of the Merger, each common share representing limited liability company interests in CQH (each, a “CQH Common Share”) issued and outstanding immediately prior to the effective time of the Merger (excluding certain Excluded Shares, as defined in the Merger Agreement) was converted into the right to receive 0.4750 of a share of common stock, par value $0.003, of Cheniere (“Cheniere Common Stock”).

The issuance of the shares of Cheniere Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Cheniere’s registration statement on Form S-4 (Reg No. 333-226231), declared effective by the Securities and Exchange Commission (the “SEC”) on August 21, 2018. The consent solicitation/prospectus (the “Consent Solicitation/Prospectus”) included in the registration statement contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, incorporated by reference to Exhibit 2.1 to Cheniere’s Current Report on Form 8-K filed with the SEC on June 19, 2018.

Item 7.01 Regulation FD Disclosure.

On September 20, 2018, Cheniere and CQH issued a joint press release announcing the consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 18, 2018, by and among Cheniere Energy Partners LP Holdings, LLC, Cheniere Energy, Inc. and Columbia Acquisition Sub LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Cheniere Energy, Inc. filed with the SEC on June 19, 2018).

99.1	Joint Press Release of Cheniere Energy, Inc. and Cheniere Energy Partners LP Holdings, LLC, dated as of September 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: September 20, 2018	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Executive Vice President and
Chief Financial Officer